UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 400 Sunrise, FL	33323
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 — Results of Operations and Financial Condition

On October 15, 2026, NextTrip, Inc. (NASDAQ: NTRP) issued a press release announcing financial results and providing a business update for its fiscal second quarter and six months ended August 31, 2026.

Second-quarter revenue was approximately $0.5 million, compared with $757,648 in the prior-year quarter, a decrease of approximately 28%. Revenue for the six-month period increased approximately 122% to approximately $2.0 million, compared with approximately $0.9 million in the prior-year period. Deferred revenue totaled approximately $1.2 million at August 31, 2026, supported in part by continued cruise-booking activity. Deferred revenue is generally recognized when the related travel or service is fulfilled and is not necessarily indicative of revenue to be recognized in any particular future period.

During the second quarter, management made a deliberate decision to prioritize the time and resources required to strengthen the Company’s foundation for future growth, including enhancements to NextTrip Pro and the consolidation of JOURNY TV and GoUSA TV, over maximizing near-term revenue from existing offerings. This prioritization contributed to lower second-quarter revenue. These initiatives were substantially completed after quarter-end and are intended to support broader commercialization and future revenue growth.

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additional financial information is included in the Company’s Quarterly Report on Form 10-Q for the period ended August 31, 2026.

Item 7.01 Regulation FD Disclosure

NextTrip operates complementary media, travel and technology businesses that serve their respective markets while contributing to an integrated content-to-commerce ecosystem. JOURNY TV provides entertainment and travel-inspirational programming and supports advertising, sponsorship and branded-content opportunities. JOURNYGO is designed to connect that programming with AI-assisted travel discovery, planning and bookable travel options. NextTrip’s travel businesses and booking infrastructure support transactions and fulfillment across luxury, cruise, group and experiential travel.

NextTrip Pro brings together NextTrip Connect, NextTrip Groups and NextTrip Ownership Rewards through a single-sign-on platform designed to support travel advisor and agency customer acquisition, relationship management, group operations, attribution and booking. The Company enhanced the offering ahead of its initial commercial rollout to support host agencies, individual advisors and travel influencers.

The JOURNY TV and GoUSA TV consolidation brought branding, programming, content licensing, technology and advertising operations onto a unified platform. As previously announced, JOURNY TV generated more than 307 million viewing minutes from January through August 2026, averaging approximately 38 million minutes per month, with reported on-screen viewing time exceeding 30 minutes. Distribution spans more than a dozen major platforms in approximately 100 countries, with estimated potential global reach exceeding 250 million viewers. Potential distribution reach is distinct from measured viewers or viewing minutes, and the January–August viewing results exclude YouTube’s contribution.

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Following the July 2026 advertising operations transition, average monthly Samsung U.S. programmatic advertising revenue increased approximately 668% in the post-transition reporting period available as of the Company’s previously announced metrics update, compared with the January–June 2026 monthly average. Average cost per thousand advertising impressions increased nearly sixfold. These improvements and continued growth in available inventory supported projected calendar-year 2026 Samsung U.S. programmatic advertising revenue nearly doubling versus calendar-year 2025. These figures relate exclusively to Samsung U.S. programmatic advertising, do not represent total JOURNY TV or consolidated Company revenue, and use calendar-year periods distinct from the Company’s fiscal-year reporting. The full-year figure is a projection.

Separately, the Company previously reported a direct-sales pipeline exceeding $5 million in potential media advertising, sponsorship and strategic partnership opportunities developed over the four months covered by that update. These opportunities are under discussion and are not contracted commitments or guaranteed revenue.

During the second half of fiscal 2027, management’s priorities include NextTrip Pro advisor onboarding, advertising and sponsorship commercialization, broader JOURNYGO deployment, growth in travel bookings, and initial YADA Commerce and NextTrip LIVE initiatives. The timing and contribution of these activities will depend on customer adoption, advertising demand, deployment schedules, travel fulfillment and execution.

The information in this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Forward-Looking Statements

This Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the “Commission”), reports to the stockholders of the Company and other publicly available statements issued or released by the Company, involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press Release, dated October 15, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date: October 15, 2026	By:	/s/ William Kerby
	Name:	William Kerby
	Title:	Chief Executive Officer

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